UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2010

SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 976)
Rosemead, California  91770
(Address of principal executive offices, including zip code)

626-302-2222
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.03Results of Operations and Financial Condition

On October 28, 2010, the Board of Directors of Southern California Edison Company (“SCE”) adopted a resolution to amend its Bylaws to adopt a majority voting standard in any uncontested election of directors.

The foregoing description of the amendments to SCE’s Bylaws is qualified in its entirety by reference to the amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Chris C. Dominski
Chris C. Dominski Vice President and Controller
Date:  November 3, 2010

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws of Southern California Edison Company, as amended October 28, 2010